UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

October 28, 2008

REMOTEMDX, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 0-23153

Utah	87-0543981
(State or other jurisdiction of	(IRS Employer Identification
incorporation)	Number)

150 West Civic Center Drive
Suite 400
Sandy, Utah 84070
(Address of principal executive offices, Zip Code)

Registrant's telephone number, including area code: (801) 908-5132

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Statements made in the course of this shareholder meeting that set forth the Company’s or management’s intentions, hopes, beliefs, expectations or predictions of future events or outcomes are forward-looking statements.  It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements.  Information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s SEC filings, including but not limited to the Company’s report on Form 10-KSB/A for the year ended September 30, 2007, and the Company’s other filings with the SEC.  Copies of these filings may be obtained by contacting the Company or the SEC.

Item 8.01     Other Events.

On October 28, 2008, RemoteMDx, Inc., a Utah corporation (the “Company”), held its annual meeting of shareholders at its Sandy, Utah Headquarters.  The results of votes taken in conjunction with that meeting will be contained in the Company’s annual report on Form 10-K, expected to be filed in December 2008.

Following the adjournment of the annual meeting, management of the Company made informal presentations of the Company’s business activities. Those participating in the presentations were David Derrick (CEO and Chairman), John L. Hastings III (President), Blake Rigby (COO-CFO), Bruce Derrick (CTO), and Bernadette Suckel (Managing Director Sales & Marketing).  Copies of the materials presented are attached to this report as an exhibit and will be posted by October 31, 2008. The Company will also make available an audio recording of the presentations on its website as soon as practicable.  The Company’s website address is www.remotemdx.com.

The information contained in Exhibit 99.1 is being furnished under Item 8.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Information shared at the meeting and contained in the attached presentations included the following:

•
As of September 30, 2008, the Company manages an estimated 13,377 offenders, an increase of 6% over the prior month and approximately 18% more than the quarter ended June 30, 2008.  Of this total, 5,377 offenders are monitored electronically and 8,000 offenders fall under Company-operated case management and private probation programs.

•
The Company’s TrackerPAL II device (with internal battery) began shipping in July 2008. Internal data indicate that this new device has experienced less than 1% failure rate on deployment, compared to deployment failure rates in excess of 40% for the predecessor device.

•
The Company shipped approximately 1,600 TrackerPAL II units between August 1, 2008 and October 24, 2008 for new accounts, incremental deployments with existing accounts and substitution or replacement orders for TrackerPAL I customers.

•	The Company’s goal is to have under management between 75,000 to 100,000 offenders globally by 2011.

•
Active device deployments since the introduction of the TrackerPAL II device have increased in a range of between 23% and 367% at 13 of the Company’s top accounts, expected to produce recurring revenues estimated at $1,800,000 annually. This data is based on the Company’s internally calculated growth in change of use rates and TrackerPAL II early adopters between May and September 30, 2008.

•
The Company has deployed or agreed to deploy units and provide services in cooperation with approximately 22 new agencies, counties or other jurisdictions within the past approximate 60 days.  The Company estimates that upon full deployment, these accounts represent an incremental annual recurring revenues of approximately $3,000,000. The disclosed accounts included the following:

o
Wing County, MN; Macon, MO; Carrollton, GA; Itasca County, MN; Virginia/Hibbing Corrections, MN; Pepin County Human Services, WI; Dakota County, MN; Le Sueur County, MN; Vilas County, WI; Green Lake County, WI; St. Peter, MN; Indian River County (DJJ), FL; Orange County, FL (Civil Domestic Violence); Hattiesburg, MS.

•
The arrangement with Dakota County, MN includes home monitoring, GPS tracking, alcohol monitoring and case management initially of approximately 175 per day (minimum), with estimated annual revenues of $750,000 and has an initial two-year term with options for two one-year renewal periods.

•
The arrangement in Orange County, FL includes GPS and case management initially of approximately 50 to 100 offenders per month from the county’s Civil Domestic Violence Court, with estimated annual recurring revenues of $225,000. The Company believes that this is the first court in the state of Florida to use GPS tracking for civil matters.

•	The current “sales pipeline” includes the following potential business for the Company:

o	60 agencies, counties & jurisdictions
▪	15% RFP, 85% non-RFP
▪	Many clients and agencies who have never used GPS tracking
▪	20,500 potential offenders
•	13,000 domestically
•	7,500 internationally

o	Latin America Opportunities
▪	Region #1:
•	Order for 800 TrackerPAL II Units:
•	November – December 2008 Pilot Deployments
•	Sales opportunities are anticipated to be between 5,000 – 7,500 units
▪	Region #2:
•	Expected orders for 300-500 units by calendar year-end 2008
•	Expected additional orders of 1,000 to 2,500 units during 2009
▪	Overall Latin American Potential to grow to 20,000+ units

o	Middle Eastern Opportunities
▪	300 Unit Pilot by end of first fiscal quarter of fiscal year 2008 for 3-6 month periods
▪	Potential growth to 5,000 Units by 2010
▪	The Company is one of two companies approved in the region by governmental agency

Management believes that the new opportunities in the sales pipeline and the cost-saving initiatives to be announced in future months will improve operating margins and revenues.  The goal of the management is to implement changes that will enable the Company to achieve a 47% gross profit margin in the next six to nine months, while actively working toward a goal of 65% gross margins and revenues of $92,000,000 over the next two fiscal years.

Response to Current Economic Conditions

Management disclosed a number of short-term initiatives to be undertaken immediately to curb costs, improve efficiencies and margins, while to the extent possible maintaining and/or improving customer service levels. Management will review all areas of the business to determine where savings might be obtained, including:

o	All SG&A and Costs of Goods Sold
•	Payroll, Benefits & Commissions
•	Device Manufacturing & Firmware
•	3rd Party Contractors, Consultants & Commissions
•	Research & Development (R&D)
•	Information Technology (IT), Data Warehousing & Software
•	Monitoring Center Costs
•	Legal & Accounting
•	Marketing & Tradeshows
•	Travel & Entertainment
•	Supply Chain & Shipping
•	Miscellaneous Expenses & Supplies
•	Communications (Device, Monitoring Center, Corporate & Staff Cellular)

AT&T Certification

The Company announced that it has passed all prerequisite FCC and PTCRB certifications necessary to achieve AT&T certification and that the Company has submitted all necessary documentation to AT&T.  The Company expects to receive approval within two weeks. If approval is obtained, the Company will be in a position to renegotiate with its communciation vendors and likely reduce device communications costs by as much as 35% on active devices.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

 Exhibit 99.1  Presentation materials

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMOTEMDX, INC.

By: /s/ David G. Derrick__________
David G. Derrick, Chief Executive Officer
(Principal Executive Officer)

Date: October 30, 2008